Note 6 - Note Receivable, Net	6 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Financing Receivables [Text Block]

Note 6 - Note Receivable, Net

On June 5, 2025, the Company issued a senior note to Standard Waste Services, LLC, or Standard Waste, in the principal amount of $6.6 million, or the Standard Waste Note, with an original issue discount, or OID, of $2.0 million. The Standard Waste Note matures on the earlier of (i) January 15, 2026 and (ii) the initial time of our consummation of the acquisition of all of the issued and outstanding equity of Titan Environmental Services, Inc., or Titan. The Standard Waste Note does not accrue interest. If an Event of Default occurs, as defined in the Standard Waste Note, then we may (i) declare all outstanding principal and other sums payable to be immediately due and payable and (ii) exercise any and all of our other rights under applicable law. Standard Waste may prepay the Standard Waste Note.

The Standard Waste Note has been recorded at its fair value of $4.6 million representing the original principal less the OID.  The OID is being accreted to interest income using the interest method.  Accretion was $0.2 million for the three months ended June 30, 2025. As of June 30, 2025, we had funded $3.8 million with the remaining funding amount of $0.8 included in payable for unfunded portion of note receivable at June 30, 2025.  During July and August 2025, we funded the remaining $0.8 million of the Standard Waste Note.